SHARE PURCHASE AGREEMENT

	This SHARE PURCHASE AGREEMENT is made as of the 9th day of March, 2004,

AMONG:	David T. Kalenuik, an individual whose address is 613-55 Water Street,
Vancouver, British Columbia, V6B 1A1, Canada; Robert A. Sinnott, an individual whose address is 3191 West Drake Street, Chandler, Arizona, 85226, USA; Humaira
A. Sinnott, an individual whose address is 3191 West Drake Street, Chandler, Arizona, 85226, USA; Nathan Kalenuik, an individual whose address is 6202 Lookout Lane, Sechelt, British Columbia, V0N 3A5, Canada; Gregory G. Cowan, an individual whose address is 32839 Bakerview Avenue, Mission, British Columbia, V2V 2P8, Canada; William L. Kalenuik, an individual whose address is 104-255 Third Street West, North Vancouver, British Columbia, V7M 1G2, Canada; Nemesis Software Systems Inc., a company whose address is 11 Wexford Avenue, Westcliff, Johannesburg, South Africa, 2193; and STB Technologies Ltd., a company whose address is 303-1549 Marine Drive, West Vancouver, British Columbia, V7V 1H9, Canada.

(the above named are collectively referred to as the "Purchaser")

AND:

Robert Jarva, an individual whose address is 2613 Harrier Drive, Coquitlam, British Columbia, V3E 2A7, Canada.

 ("Jarva")

AND:

Kenneth H. Finkelstein, an individual whose address is 2200-1420 Fifth Avenue, Seattle, WA, 98101, USA.

 ("Finkelstein")

(Jarva and Finkelstein are collectively referred to as the "Sellers"; any reference hereinafter to the "parties" shall be deemed to include the Sellers and the Purchaser)

A. 	Sellers are, collectively, the registered owners of 9,750,000 common shares (the Shares) in the share capital of Sonic Media Corp. (Sonic), a Nevada corporation whose common shares are listed for trading on the National Association of Securities Dealers over-the-counter bulletin board (the OTC-BB); and

B. 	Purchaser wishes to purchase from Sellers, and Sellers wish to sell to Purchaser, the Shares for the price, and on and subject to the terms and conditions, hereinafter set forth.

		NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Purchaser and Sellers do hereby agree to the purchase and sale of the Shares on the following terms and conditions:

1. PURCHASE AND SALE.

1.1 On the basis of the warranties and representations of the Sellers set forth in Sections 7 and 8 of this Agreement and subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Sellers and the Sellers agree to sell to the Purchaser the Shares on the Closing Date (hereinafter defined).

1.2 All dollar amounts referred to in this Agreement are in lawful money of the United States of America.

2. PURCHASE PRICE

2.1 Amount. The purchase price for the Shares is the sum of One Hundred Thousand Dollars ($100,000.00) (the "Purchase Price").

2.2 Delivery of the Purchase Price. On or before the Closing Date (as hereinafter defined), the Purchaser will arrange for delivery to the Sellers, or to an individual authorized by the Sellers, a bank draft, certified cheque, or wire transfer of funds in the amount of the Purchase Price.

3. THE SHARES

3.1 Delivery of the Shares. On or before the Closing Date, Sellers shall deliver one or more Share Certificates (collectively, the Share Certificate) representing all of the Shares to the Purchaser. The Certificate shall be in the name of either or both of the Sellers and shall have been duly endorsed for transfer to the Purchaser, together with any other documents as may be required by the transfer agent for transfer of the Shares to Purchaser.

3.2 Securities Not Registered. The parties hereto acknowledge that the Shares have not been and will not be registered pursuant to the securities laws of any jurisdiction and are being transferred pursuant to exemptions from registration contained in the Securities Act (British Columbia) (the B.C. Securities Act) and the United States Securities Act of 1933, as amended (the 1933 Act), and the Shares may only be sold in a jurisdiction in accordance with the restrictions on resale prescribed under the laws of the jurisdiction in which such shares are sold, all of which may vary depending on the jurisdiction.

The parties hereto are aware that Sonic is not a reporting issuer in any Province in Canada and as a consequence the Shares are restricted from transfer and may only be sold by residents of any Province of Canada in accordance with the rules and regulations of that Province. Further, the parties are aware that Sonic has no obligation or present intention of becoming a reporting issuer in any Province of Canada and as a result, any holders of any securities of Sonic who are residents of Canada may require an exemption order from the Securities Commission of one or more Provinces of Canada, as applicable, in order to resell their securities (including any holder of any of the Shares).

3.3 Legend. It is understood and agreed that the certificates evidencing the Securities will bear the following legend:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE
UNITED STATES SECURITIES ACT OF 1933 ACT (THE "1933 ACT"), OR ANY U.S.
STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT
PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR
PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

3.4 The Purchaser acknowledges that the Shares acquired pursuant to the terms of this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and federal securities laws.

4. CLOSING DATE.

4.1 Closing Date. The Closing Date (the Closing Date) shall be March 9, 2004. The transactions contemplated by this Agreement shall close on the Closing Date provided that the Closing Date may be extended for up to 5 days to a date to be mutually agreed upon by the parties if such a delay is reasonably necessary to permit the parties to remove or waive any of the conditions precedent to their obligations to close as are set forth in Section 5 of this Agreement, or to enable them to obtain, acting diligently, the items to be delivered at Closing pursuant to Section 6 of this Agreement.

4.2 Governance. On the Closing Date, Jarva will resign from the Board of Directors and from his office as Secretary of Sonic, and Finkelstein will resign from the Board of Directors of Sonic and from his offices as President, Chief Financial Officer, Treasurer, and Principal Accounting Officer of Sonic. On the Closing Date, Jarva and Finkelstein will appoint David T. Kalenuik and Robert A. Sinnott to the Board of Directors. Also on the Closing Date, the newly constituted Board shall appoint David
T. Kalenuik as President and Robert A. Sinnott as Treasurer and
Secretary of Sonic, respectively.

5. CONDITIONS TO CLOSING.

5.1 The obligation of the Purchaser to carry out the terms of this Agreement and to complete the transactions contemplated hereby is subject to the following conditions:

(a) that on the Closing Date the warranties and representations of the Sellers as set forth in Section 7 of this Agreement will be true in every particular as if such warranties and representations had been made by the Sellers on the Closing Date;

(b) that on or before the Closing Date the Sellers will have delivered to the Purchaser the following documents:

(i) a Directors Resolution of Sonic authorizing transfer of the Shares to the Purchaser;

(ii) the Share Certificate representing the Shares, duly endorsed by the Sellers for transfer to the Purchaser;

(iii) all of the consents and approvals in writing necessary to the transfer contemplated herein;

(c) that no investigation, action, suit or proceeding before any court or any other governmental or regulatory authority shall have been threatened or be pending against Sonic or Seller seeking to restrain, prevent or materially change any of the transactions contemplated by this Agreement or questioning the validity or legality of any of such transactions.

(d) that no action shall have been taken or law enacted or proposed to be enacted by any person having jurisdiction over the parties or the Shares that makes any of the transactions contemplated by this Agreement illegal.

(e) that the form and substance of all certificates, instruments and other documents delivered to the Purchaser shall be satisfactory in all reasonable respects to Sonic and its counsel.

(f) that the Purchaser and its solicitors shall have had a reasonable opportunity to perform the searches and other due diligence with respect to the records of (and such other documents pertaining to Sonic) as the Purchaser and its counsel reasonably require;

(g) that Sonic has received, in form and substance reasonably satisfactory to it, a final release from all directors and officers of Sonic who are required to resign from their offices or positions by the terms of this Agreement.

6. DELIVERIES AT OR BEFORE CLOSING

6.1 Deliveries by Seller. On or before the Closing Date, Sellers will deliver to the Purchaser:

(a) satisfactory evidence that the Board of Directors of Sonic has approved the transactions contemplated herein;

(b) the written resignation, effective on the Closing Date, of all of the officers of Sonic;

(c) the written resignation, effective on the Closing Date, of all of the directors of Sonic;

(d) a copy of a shareholders resolution of the shareholders of Sonic appointing, effective on the Closing Date, David T. Kalenuik and Robert A. Sinnott to the Board of Directors of Sonic; and

(e) such other documents and instruments as counsel for Purchaser or Sonic may reasonably require to enable or evidence the transactions contemplated hereby.

6.2 Deliveries by Purchaser. On or before the Closing Date, Purchaser shall deliver the following to the Sellers, or to an individual authorized by the Sellers:

(a) the sum of One Hundred Thousand Dollars ($100,000.00);

(b) written consents to act as a Director of Sonic from each of David T. Kalenuik and Robert A. Sinnott;

7. SELLERS' REPRESENTATIONS AND WARRANTIES

7.1 Sellers each, jointly and severally, represent and warrant to Purchaser as of the date hereof and on the Closing Date that:

(a) Sonic is a corporation validly existing and in good standing under the laws of the State of Nevada.

(b) on the date of this Agreement, the authorized capital stock of Sonic consists of 100,000,000 common shares, each with a par value of $0.0001, of which 16,230,760 are validly issued and outstanding, fully paid and non-assessable;

(c) on the date of this Agreement, Sellers own 9,750,000 common shares in the share capital of Sonic (the Total Shares), which number of shares represents approximately 60.07% of the issued and outstanding shares of Sonic;

(d) Sellers own the Total Shares, free and clear of any claim, security interest, mortgage, pledge, or other lien or encumbrance of any kind whatsoever.

(e) to the best of Sellers knowledge, there are no outstanding options, agreements, contracts, calls or commitments of any character which would require the issuance by Sonic of any securities;

(f) to the best of Sellers knowledge, Sonic has the power and authority to carry on its business as it is now conducted and to own its assets it now owns;

(g) Sonic has no material assets;

(h) to the best of Sellers knowledge, except for this Agreement, and an agreement for services between Sonic and its transfer agent, Sonic is not a party to any contract, and has no contractual obligations, that will survive the Closing;

(i) Sellers are not aware of a claim of infringement or breach of any industrial or intellectual property rights of any other person by Sonic, nor has Sonic received any notice that the conduct of its business infringes upon or breaches any industrial or intellectual property rights of any other person;

(j) as of the date of this Agreement, the officers of Sonic are Finkelstein, President, Chief Financial Officer, Treasurer, and Principal Accounting Officer, and Jarva, Secretary;

(k) as of the date of this Agreement, Sellers constitute all of the members of the Board of Directors of Sonic;

(l) to the best of Sellers knowledge, this Agreement constitutes the valid and binding obligation of Sellers and is enforceable against them in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditors rights generally or court applied equitable remedies;

(m) to the best of Sellers knowledge, the execution, delivery and performance of this Agreement by each of Sellers does not and will not (i) conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation or bylaws of Sonic or any judgment, order, injunction, decree, regulation or ruling of any court or other governmental authority to which either of them is subject or of any agreement or contract listed on any schedule delivered pursuant hereto or any other material agreement or contract to which either of them or Sonic is a party or is subject, or constitute a default thereunder, or
(ii) give to others any rights of termination or cancellation of any agreement or contract or any other material agreement or contract to which Sonic or Sellers is a party or is subject, or (iii) create any lien or encumbrance upon the assets of Sellers or Sonic, or (iv) require the consent, authorization or approval of any governmental agency, body, official or authority;

(n) to the best of Sellers knowledge, Sonic has filed with all applicable securities and regulatory authorities (including exchanges and markets) all information and documents required to be filed with such authorities (the Public Record) and the statements set forth in the Public Record are true, correct and complete and do not contain any misrepresentation as of the date made and Sonic has not filed any confidential material change reports or similar reports;

(o) to the best of Sellers knowledge, and except as may be reflected in the Public Record, there has not been any adverse material change in the business, operations or affairs, financial or otherwise, of Sonic since January, 2004, being the date of the last reviewed financial statements of Sonic (included in its Form 10-QSB filed on or about March 4, 2004);

(p) Sonic common shares are approved for trading on the National
Association of Securities Dealers Over-the-Counter Bulletin Board
(the OTCBB) and are eligible for quotation on the OTCBB as of the Closing
Date;

(q) to the best of Sellers knowledge, Sellers are not aware, of nor has either of them failed to disclose to Purchaser any change, event or circumstance which would adversely affect Sonic or its business or assets or the prospects, operation or condition of Sonic or which would reasonably be considered to reduce the value of Sonic or the value of the Securities to Purchaser;

(r) to the best of Sellers knowledge, Sellers have not made any untrue statement to Purchaser nor has either failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being materially false or misleading in the circumstances in which it was made;

(s) to the best of Sellers knowledge, the Sonic financial statements for the year ended April 30, 2003, and the nine month period ended January 31, 2004 (the Sonic Financial Statements) are true and correct in every material respect and present fairly the financial position of Sonic as of the date of such statements, and the results of its operations for the periods then ended and are prepared in accordance with generally accepted accounting principles applied on a consistent basis except as specifically provided therein;

(t) to the best of Sellers knowledge, Sellers has disclosed all contracts, engagements and commitments, whether oral or written, relating to Sonic;

(u) to the best of Sellers knowledge, all licenses, permits, approvals, consents, certificates, registrations and authorizations required in the ordinary course of the Sonic business or in the use of its assets have been obtained and are in good standing and are not terminable on the basis of a transfer in ownership of the Shares;

(v) Sellers have the full and absolute right, power and authority to enter into this Agreement on the terms and subject to the conditions herein set forth, to carry out the transactions contemplated hereby and to transfer on the Closing Date, legal and beneficial title and ownership of his or her portion of the Shares to Purchaser;

(w) to the best of Sellers knowledge, all alterations, if any, to the Articles of Incorporation of Sonic since its incorporation have been duly approved by the shareholders of Sonic;

(x) to the best of Sellers knowledge, the corporate records of Sonic, as required to be maintained by it under its statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and reflect all material transactions of Sonic;

(y) to the best of Sellers knowledge, Sonic has filed all necessary tax returns in all jurisdictions required to be filed by it, all returns affecting workers compensation with the appropriate agency, corporation capital tax returns, if required, and any other material reports and information required to be filed by Sonic with any governmental authority;

(z) to the best of Sellers knowledge, Sonic has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due;

(aa) to the best of Sellers knowledge, Sonic has paid all income, sales and capital taxes payable by it as and when due;

(bb) to the best of Sellers knowledge, Sonic has paid all instalments of corporate taxes due and payable, and there is not presently outstanding nor does Sonic expect to receive any notice of re-assessment from any applicable tax collecting authority;

(cc) to the best of Sellers knowledge, Sonic has not declared or paid any dividends of any kind or declared or made any other distributions of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its authorized capital;

(dd) to the best of Sellers knowledge, there has been no material adverse change in the financial condition and position of Sonic and no damage, loss destruction or other change in circumstances materially affecting the business, property or assets of Sonic or its right or capacity to carry on business since the date of the Sonic Financial Statements;

(ee) except as specifically disclosed by Sellers to Purchaser and to the best of Sellers knowledge, since the date of the Sonic Financial Statements, Sonic has not engaged in any transaction or made any disbursement or assumed or incurred any liability or obligation or made any commitment, including, without limitation, any forward purchase commitment or similar obligation, to make any expenditure which would materially affect its operations, property, assets or financial condition;

(ff) to the best of Sellers knowledge, Sonic has not waived or surrendered any right of substantial value and has not made any gift of money or of any of its property or assets;

(gg) to the best of Sellers knowledge, Sonic is not in default under or in breach of, or would, after notice or lapse of time or both, be in default under any contract, agreement, indenture or other instrument to which it is a party or by which it is bound;

(hh) to the best of Sellers knowledge, there are no claims threatened against or affecting Sonic nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting Sonic, at law or in equity, before or by any court, administrative agency or other tribunal or any governmental authority;

(ii) Sellers are not aware of any infringement by Sonic of any registered patent, trademark or copyright;

(jj) Sonic has no employees;

(kk) to the best of Sellers knowledge, Sonic has not failed to comply in any respect with all applicable federal, state and local laws, rules and regulations relating to employment or employment termination, and all applicable laws, rules and regulations governing payment of minimum wages and overtime rates, and the withholding and payment of taxes from compensation of employees;

(ll) to the best of Sellers knowledge, Sonic has not ever entered into a collective bargaining agreement or other labor union contract; and

(mm) to the best of Sellers knowledge, there are no brokerage, finders or similar fees paid or payable by or on behalf of Sellers in connection with this Agreement or the transactions contemplated by this Agreement; and

8. PURCHASER'S REPRESENTATIONS AND WARRANTIES

8.1 Purchaser represents and warrants to Sonic and Sellers as of the date hereof and on the Closing Date that:

(a) Purchaser has the full and absolute right, power and authority to enter into this Agreement on the terms and subject to the conditions herein set forth, to carry out the transactions contemplated hereby;

(b) this Agreement constitutes the valid and binding obligation of Purchaser, and is enforceable against Purchaser in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditors rights generally or court applied equitable remedies;

(c) Purchasers execution, delivery and performance of this Agreement does not and will not (i) conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree, regulation or ruling of any court or other governmental authority to which Purchaser is subject or of any agreement or contract or any other material agreement to which Purchaser is a party or is subject, or constitute a default thereunder;

(d) Purchaser understands that none of the Shares have been or will be registered under the 1933 Act, or under any state securities or blue sky laws of any state of the United States and, unless so registered, may not be offered or sold in the United States, or, directly or indirectly, to U.S. Persons, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(e) Purchaser is an accredited investor as defined in Regulation D under the 1933 Act and that it is acquiring the Securities pursuant to the exemption from registration requirements contained in Rule
506 of Regulation D under the 1933 Act; and

(f) Purchaser understands that offers and sales of any of the Securities can only be made pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and in each case only in accordance with applicable securities laws.

9. COVENANTS OF SELLER.

9.1 Affirmative Covenants. Sellers covenant and agree with Purchaser that:

(a) both before and after the Closing Date, Sellers shall execute and do all such further deeds, acts and things and give such assurances as may reasonably be required to consummate the transactions contemplated hereby and referenced herein;

(b) from and after the date of this Agreement until the Closing Date, they shall cause Sonic to carry on its business in the ordinary course consistent with past practice and in compliance with all applicable laws, regulations and rules of all governmental authorities;

(c) they will give, and that they will cause Sonic to give, to the Purchaser and the Purchasers counsel, accountants and other representatives full access, during normal business hours throughout the period from the date of this Agreement to the Closing Date, to all of Sonic books and records, and will promptly furnish to the Purchaser during that period all such information as the Purchaser may request (and that they will use their best efforts to cause Sonic to furnish to the Purchaser during that period all such information as the Purchaser may request).

9.2 Negative Covenants. Sellers covenant and agree with Purchaser that they will use their best efforts to prevent Sonic from, prior to the Closing Date and except with the prior written consent of Purchaser (which consent will not be unreasonably withheld):

(a) making or permitting to be made any employment contracts or other arrangements with any directors, officers, agents, servants or employees of Sonic except as permitted pursuant to this Agreement;

(b) making or assuming or permitting to be made or assumed any commitment, obligation or liability which is outside of the usual and ordinary course of the business of Sonic;

(c) declaring or paying any dividends or make any other distributions or appropriations of profits or capital except as expressly set forth in this Agreement;

(d) create or assume any indebtedness other than in the ordinary course of business or guarantee the obligations of any third party; or

(e) sell or otherwise in any way alienate or dispose of or encumber any of its assets except as may be in the ordinary course of the business of Sonic.

9.3 No Entertainment of Other Offers. Sellers shall not, directly or indirectly, solicit, initiate or encourage submission of proposals or offers for the sale, transfer, exchange, conversion or other disposition of any of the Shares or the assets or other securities of Sonic, or participate in any discussions or negotiations regarding, or furnish to any person information with respect to, or otherwise participate in any of the foregoing.

10. MISCELLANEOUS

10.1 Survival. The representations, warranties, and covenants made in this Agreement shall survive the Closing Date.

10.2 Survival of Representations. Notwithstanding any right of Purchaser (whether or not exercised) to investigate the affairs of Sellers or Sonic, or a waiver by Purchaser of any condition to Closing set forth in section 5, each party shall have the right to rely fully upon the representations, warranties, covenants and agreements of the other parties contained in this Agreement, except to the extent expressly waived in writing, or in any instrument delivered pursuant to this Agreement. All of the representations, warranties, covenants and agreements of the parties contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and continue until the third anniversary of the Closing Date.

10.3 Prior Agreements. This Agreement supersedes all prior agreements, written and oral, concerning the matters contained herein.

10.4 Successors. This Agreement shall be binding upon and inure to the benefit of the heirs and successors of each of the parties. None of the party may assign this Agreement without the prior written consent of the other party.

10.5 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada. Each of Purchaser and the Sellers acknowledge that he or she was represented by competent legal counsel or advised to seek legal counsel in the review of the terms and conditions set forth in this Agreement and the other documents relating to this transaction and, therefore, neither this Agreement nor any of the other documents shall be construed against any party as the drafter.

10.6 Counterparts. This Agreement may be executed in multiple counterparts, including facsimile counterparts, that when taken together shall constitute a single instrument; provided that original signed counterpart copies are delivered to each party.

10.7 Public Announcements. No party hereto shall make any public announcement or disclosure of the terms or conditions of this Agreement without the prior written consent of the other parties, except that any parties approval shall not be required as to any statements or other information which may be required to make pursuant to any rule or regulation of the any competent securities commissions or otherwise required by law.

10.8 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any or the terms or provisions of this Agreement.

10.9 Severability. Any provision of this Agreement which is found to be contrary to Nevada law or otherwise unenforceable shall not affect the remaining terms of this Agreement, which shall be construed in such event as if the unenforceable provision were absent from this Agreement.

10.10 Notices. All notices, requests and other communications from any of the parties hereto to the other shall be in writing and shall be considered to have been duly given or served when (i) personally delivered,
(ii) when received if delivered by confirmed facsimile transmission, air courier or other comparable delivery service, or (iii) on the third day after deposit in the United States mail, certified or registered, return receipt requested, postage prepaid, addressed to the party at their address set forth below, or to such other address as such party may hereafter designate by written notice:

if to Purchaser:

c/o David T. Kalenuik
400-55 Water Street
Vancouver, British Columbia, V6B 1A1  Canada

Tel:	604.899.7977
Fax:	604.899.6109

if to Sellers:

Mr. Kenneth H. Finkelstein and Mr. Robert Jarva
2200-1420 Fifth Avenue
Seattle, WA   98101  USA

Tel:	206.310.1344
Fax:	206.374.8176

10.11 Attorneys Fees. All fees and expenses incurred by the parties in connection with the negotiation of this Agreement or compliance with its terms shall be borne by the party incurring them. If, after the date of this Agreement, the parties enter into a dispute arising out of this Agreement, the prevailing party therein shall be entitled to recover from the other its costs and expenses including, specifically, a reasonable attorneys fee (through all trial and appellate levels).

11. TIME OF THE ESSENCE

11.1 Time is of the essence of this Agreement.

12. GOVERNING LAW AND VENUE.

12.1 This Agreement will be governed by and construed in accordance with the laws of Nevada, and the parties hereby attorn to the jurisdiction of the Courts of competent jurisdiction of Nevada in any proceeding hereunder.

13. COUNTERPARTS

13.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

14. ELECTRONIC MEANS

14.1 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year hereabove written.

PURCHASER


/s/David T. Kalenuik
____________________
David T. Kalenuik


/s/Robert A. Sinnott
____________________
Robert A. Sinnott


/s/Humaira A. Sinnott
____________________
Humaira A. Sinnott


/s/Nathan Kalenuik
____________________
Nathan Kalenuik


/s/Gregory G. Cowan
____________________
Gregory G. Cowan


/s/William L. Kalenui
____________________
William L. Kalenuik


/s/Nemesis Software Systems Inc.
_________________________
Nemesis Software Systems Inc.


/s/STB Technologies Ltd.
____________________
STB Technologies Ltd.

 SELLERS



/s/Kenneth H. Finkelstein
____________________
Kenneth H. Finkelstein



/s/Robert Jarva
____________________
Robert Jarva